Provisions	6 Months Ended
Jun. 30, 2020
Other provisions [abstract]
Provisions

Provisions

The companies included in the consolidated financial statements of Biofrontera AG face several threatened or pending legal proceedings, the outcome of which is either not determinable or cannot be predicted due to the uncertainty associated with such legal proceedings. No provisions were made for the claims asserted against Biofrontera, as the Management Board does not believe that such claims are enforceable.

For pending proceedings in the USA and Germany, provisions for legal costs totalling EUR 2,051 thousand (previous year: EUR 2,183 thousand) exist. EUR 471 thousand were utilized in the first half of 2020. Based on a current estimate of the outstanding litigation costs, no further amounts were accrued.

Biofrontera assumes that the lawsuits are unjustified and will defend itself vigorously against the claims, but cannot guarantee that this will be successful.

Biofrontera may incur further significant costs in the future from the defense of its case, as in addition to internal resources, lawyers in the USA have been mandated to defend the case. The costs arising from this for Biofrontera would not be reimbursed by the plaintiff even in the event of a positive outcome of the proceedings, due to the practices of the US legal system.